T. Rowe Price Spectrum Growth Fund

Supplement to Prospectus Dated May 1, 2019

Effective October 1, 2019, the T. Rowe Price Dividend Growth Fund and the T. Rowe Price Growth & Income Fund will be added to the list of underlying funds in which the Spectrum Growth Fund can invest. Allocations to the new underlying funds are expected to be implemented over the next several quarters.

Effective October 1, 2019, on page 2, the Asset Allocation Ranges for Underlying Funds table is supplemented as follows:

Asset Allocation Ranges for Underlying Funds

Spectrum Growth Fund	Investment Range
Dividend Growth	0%-25%
Growth & Income	0%-25%

Effective October 1, 2019, on pages 14-15, the Description of Underlying Funds table is supplemented as follows:

Description of Underlying Funds
Domestic Equity Funds	Objective/Program
Dividend Growth	Dividend income and long-term capital growth primarily through investments in stocks that have a strong track record of paying dividends or that are expected to increase their dividends over time.
Growth & Income	Long-term capital growth and current income primarily through investments in stocks of high-quality companies with a favorable combination of fundamentals, earnings potential, and valuation.
The date of this supplement is August 15, 2019.

F89-041 8/15/19